Filed Pursuant to Rule 497(e)
1933 Act:  033-98726
1940 Act:  811-09120

SUPPLEMENT TO THE
JANUARY 31, 2008 PROSPECTUS
OF
PRUDENT BEAR FUND

Class C Shares

The discussion under the caption “Market Timing Procedures” on page 19 is supplemented by adding the following sentence at the end of that discussion:

“The Fund also reserves the right to waive its redemption fee for asset allocation programs established by financial intermediaries if the officers of the Fund determine that it is unlikely that investors in such asset allocation programs will engage in frequent purchases and redemptions of Fund shares.”

The date of this supplement is May 30, 2008